Earnings Per Share - Computation of Basic and Diluted Earnings Per Common Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings	$ 2,220	$ 1,704
Weighted-Average Shares	1,982,334	1,945,980
Per Share Amount	$ 1.12	$ 0.88
Effect of dilutive securities-Incremental shares from assumed conversion of options	8,827	9,593
Earnings	$ 2,220	$ 1,704
Weighted-Average Shares	1,991,161	1,955,573
Per Share Amount	$ 1.11	$ 0.87